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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 30, 2004



                          AMCAST INDUSTRIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                          1-9967              31-0258080
--------------------------------- -------------------------  ------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


    7887 Washington Village Drive, Dayton, Ohio                    45459
-----------------------------------------------------------   -----------------
    (Address of principal executive offices)                      (Zip Code)



                                 (937) 291-7000
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)







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Item 5.  Other Events

On March 30, 2004, Amcast Industrial Corporation issued a press release announcing the retirement of Leo W. Ladehoff from the Amcast Industrial Corporation's Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 AMCAST INDUSTRIAL CORPORATION


Date:  March 31, 2004            By: /s/ Francis J. Drew
                                 --------------------------------
                                     Francis J. Drew
                                     Vice President, Finance and
                                     Chief Financial Officer




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                                INDEX TO EXHIBITS


99       ADDITIONAL EXHIBITS

         99.1 Press Release of Amcast Industrial Corporation, dated March 30, 2004.